Exhibit 24(b)

                               CONSENT OF COUNSEL

     I hereby consent both to the reference to my name under the caption "Legal Opinion" included in the prospectus contained in this post-effective amendment to the registration statement on Form S-1 filed by the Guardian Insurance & Annuity Company, Inc. on behalf of The Guardian Real Estate Account (File No. 33-33686) with the Securities and Exchange Commission and to the filing of this consent as an exhibit to said amendment.



                                        s/ RICHARD T. POTTER, JR.
                                        ----------------------------
                                           Richard T. Potter, Jr.
                                                   Counsel


New York, New York
March 8, 1996